EXHIBIT 1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Reis, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. The parties acknowledge that the following parties upon this filing no longer are part of a group and after this filing no longer will be Reporting Persons or part of this filing agreement: SVP-RPC Joint Venture, Rosewood Property Company, The Rosewood Corporation, and the Caroline Hunt Trust Estate. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 20th day of October, 2009.

SVP-RPC JOINT VENTURE

By:	Rosewood Property Company, its managing venturer

	By:	/s/ B. Dennis King

Name: B. Dennis King
Title: Senior Vice President

ROSEWOOD PROPERTY COMPANY

By:	/s/ B. Dennis King

Name: B. Dennis King
Title: Senior Vice President

THE ROSEWOOD CORPORATION

By:	/s/ C. Jedson Nau

Name: C. Jedson Nau
Title: Senior Vice President

CAROLINE HUNT TRUST ESTATE

By:	/s/ Don W. Crisp

Name: Don W. Crisp
Title: Trustee

SAMMONS VENTURE PROPERTIES, INC.

By:	/s/ Heather Kreager

Name: Heather Kreager
Title: President

CONSOLIDATED INVESTMENT SERVICES, INC.

By:	/s/ Heather Kreager

Name: Heather Kreager
Title: Senior Vice President, General Counsel and Secretary

SAMMONS ENTERPRISES, INC.

By:	/s/ Heather Kreager

Name: Heather Kreager
Title: President

CHARLES A. SAMMONS 1987 CHARITABLE REMAINDER TRUST-NUMBER 2

By:	/s/ Robert W. Korba

Name: Robert W. Korba

NACOLAH VENTURES, LLC

By:	Sammons Financial Group, Inc., its Managing Member

By:	/s/ Darron Ash
Name: Darron Ash
Title: its Senior Vice President

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH

By:	/s/ Darron Ash
Name: Darron Ash
Title: Vice President

SAMMONS FINANCIAL GROUP

By:	/s/ Darron Ash

Name: Darron Ash
Title: Senior Vice President

BEAR INVESTOR JOINT VENTURE

By:	Bear Hunter, L.P., a Delaware limited partner its Managing Venture

By:	Grizzly Bear LLC a Delaware limited liability company its General Partner

By:	/s/ David M. Jacobs
	Name:	David M. Jacobs
	Title:	its Authorized Agent

BEAR HUNTER, L.P.

By:	Grizzly Bear LLC a Delaware limited liability company its General Partner

By:	/s/ David M. Jacobs
	Name:	David M. Jacobs
	Title:	its Authorized Agent

GRIZZLY BEAR, LLC
By:	/s/ David M. Jacobs
	Name:	David M. Jacobs
	Title:	its Authorized Agent

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